LEASE AGREEMENT

Kinbasha Co., Ltd. ("Kinbasha") and Aster Co., Ltd. ("Aster") hereby enter into the following lease agreement ("this Agreement").

Article 1. Purpose

Kinbasha shall permit Aster to use certain premises owned by Kinbasha situated at 5779-24 Minato, Hitachi City (619m^2) to operate a restaurant in Aster's name.

Article 2. Lease Rent

1. The fee for use of the store shall be ¥611,000, and if there is a request from Kuji fishermen's association for a change of the fee for use of the store, the changed fee for use of the store shall be added or subtracted.
2. The fee for use of the store shall be paid by not later than the 10th day of each month for the given month together with applicable consumption taxes.
3. The parties shall confer concerning any revision of the fee for use of the store in response to rising commodity prices, change of economic circumstances and the like.

Article 3. Guarantee Money

Guarantee money shall be zero.

Article 4. Charge of Electricity Cost

Aster shall pay electricity cost for the period from the 21st of the preceding month to the 20th of the current month to Kinbasha on the last day of each month.

Article 5. Handling of Damage to Equipment, Etc.

Aster and its employees shall exercise care to avoid damage and destruction in conjunction with use of the facilities as permitted by Kinbasha and shall promptly reimburse Aster for such if occurring because of intentional or negligent conduct on the part of Aster's employees.

Article 6. Cancellation

1. Kinbasha may cancel this Agreement in the event of violation or breach hereof by Aster.
2. In the event of cancellation, Aster shall make no demand of Aster for any monies, assert any rights or assert any reservation of rights against Aster whatsoever.

Article 7. Vacating the Premises

Upon conclusion of this Agreement by expiration of the contractual term, cancellation or termination, and with approval from Kinbasha, Aster shall remove any equipment and the like it has installed on the premises by the date of discontinuation of business and vacate the store.

Article 8. Other Matters

The parties shall confer to prescribe any modifications of this Agreement or resolve matters not set forth herein.

Article 9. Contractual Term and Extension

The term of this Agreement shall be two years; provided, however, that if neither party expresses an intent not to renew this Agreement by not later than 60 days prior to the end of the contractual term, the contractual term shall be extended for another two years subject to discussions concerning least rent, and similarly thereafter.

IN WITNESS WHEREOF, two originals of this Agreement have been created, and upon the names and seals of Kinbasha and Aster, each shall retain one copy hereof.

June 18, 2012

KINBASHA:	Masatoshi Takahama, President Kinbasha Co., Ltd. 2-1-10 Saiwai-cho, Hitachi City, Ibaraki Prefecture	
ASTER:	Yasunari Takahama, President Aster Co., Ltd. 1-1-2 Ohmori, Ohta-ku, Tokyo	[*Seal*]

LEASE AGREEMENT

Kinbasha Co., Ltd. ("Kinbasha") and Aster Co., Ltd. ("Aster") hereby enter into the following lease agreement ("this Agreement").

Article 1. Purpose

Kinbasha shall permit Aster to use certain premises owned by Kinbasha situated at 2-97-1 Saiwai, Hitachi City (97.3 m^2) to operate a restaurant in Aster's name.

Article 2. Lease Rent

1. The fee for use of the store shall be ¥635,000.
2. The fee for use of the store shall be paid by not later than the 10th day of each month for the given month together with applicable consumption taxes.
3. The parties shall confer concerning any revision of the fee for use of the store in response to rising commodity prices, change of economic circumstances and the like.

Article 3. Guarantee Money

Guarantee money shall be zero.

Article 4. Handling of Damage to Equipment, Etc.

Aster and its employees shall exercise care to avoid damage and destruction in conjunction with use of the facilities as permitted by Kinbasha and shall promptly reimburse Aster for such if occurring because of intentional or negligent conduct on the part of Aster's employees.

Article 5. Cancellation

1. Kinbasha may cancel this Agreement in the event of violation or breach hereof by Aster.
2. In the event of cancellation, Aster shall make no demand of Aster for any monies, assert any rights or assert any reservation of rights against Aster whatsoever.

Article 6. Vacating the Premises

Upon conclusion of this Agreement by expiration of the contractual term, cancellation or termination, and with approval from Kinbasha, Aster shall remove any equipment and the like it has installed on the premises by the date of discontinuation of business and vacate the store.

Article 7. Other Matters

The parties shall confer to prescribe any modifications of this Agreement or resolve matters not set forth herein.

Article 8. Contractual Term and Extension

The term of this Agreement shall be two years; provided, however, that if neither party expresses an intent not to renew this Agreement by not later than 60 days prior to the end of the contractual term, the contractual term shall be extended for another two years subject to discussions concerning least rent, and similarly thereafter.

IN WITNESS WHEREOF, two originals of this Agreement have been created, and upon the names and seals of Kinbasha and Aster, each shall retain one copy hereof.

June 18, 2012

KINBASHA: Masatoshi Takahama, President
Kinbasha Co., Ltd.
2-1-10 Saiwai-cho, Hitachi City, Ibaraki Prefecture

ASTER: Yasunari Takahama, President [*Seal*]
Aster Co., Ltd.
1-1-2 Ohmori, Ohta-ku, Tokyo

LEASE AGREEMENT

Kinbasha Co., Ltd. ("Kinbasha") and Aster Co., Ltd. ("Aster") hereby enter into the following lease agreement ("this Agreement").

Article 1. Purpose

Kinbasha shall permit Aster to use certain premises owned by Kinbasha situated at 1-1975-2 and 1-1976-2 Akatsuka, Mito City (873.31m^2) to operate a restaurant in Aster's name.

Article 2. Lease Rent

1. The fee for use of the store shall be ¥828,000.
2. The fee for use of the store shall be paid by not later than the 10th day of each month for the given month together with applicable consumption taxes.
3. The parties shall confer concerning any revision of the fee for use of the store in response to rising commodity prices, change of economic circumstances and the like.

Article 3. Guarantee Money

Guarantee money shall be zero.

Article 4. Handling of Damage to Equipment, Etc.

Aster and its employees shall exercise care to avoid damage and destruction in conjunction with use of the facilities as permitted by Kinbasha and shall promptly reimburse Aster for such if occurring because of intentional or negligent conduct on the part of Aster's employees.

Article 5. Cancellation

1. Kinbasha may cancel this Agreement in the event of violation or breach hereof by Aster.
2. In the event of cancellation, Aster shall make no demand of Aster for any monies, assert any rights or assert any reservation of rights against Aster whatsoever.

Article 6. Vacating the Premises

Upon conclusion of this Agreement by expiration of the contractual term, cancellation or termination, and with approval from Kinbasha, Aster shall remove any equipment and the

like it has installed on the premises by the date of discontinuation of business and vacate the store.

Article 7. Other Matters

The parties shall confer to prescribe any modifications of this Agreement or resolve matters not set forth herein.

Article 8. Contractual Term and Extension

The term of this Agreement shall be two years; provided, however, that if neither party expresses an intent not to renew this Agreement by not later than 60 days prior to the end of the contractual term, the contractual term shall be extended for another two years subject to discussions concerning least rent, and similarly thereafter.

IN WITNESS WHEREOF, two originals of this Agreement have been created, and upon the names and seals of Kinbasha and Aster, each shall retain one copy hereof.

June 18, 2012

KINBASHA:	Masatoshi Takahama, President Kinbasha Co., Ltd. 2-1-10 Saiwai-cho, Hitachi City, Ibaraki Prefecture	
ASTER:	Yasunari Takahama, President Aster Co., Ltd. 1-1-2 Ohmori, Ohta-ku, Tokyo	[*Seal*]